SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2013 (February 5, 2012)

SANTA FE PETROLEUM INC.

(Exact name of registrant as specified in its charter)

Delaware	333-173302	99-0362658
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

4011 West Plano Parkway, Suite 126

Plano, TX 75093

Tel. 888-870-7060

 (Address, including zip code, and telephone number, including area code,

of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SANTA FE PETROLEUM INC.

Form 8-K

Current Report

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Lease Acquisition Agreement

On February 11, 2013, Santa Fe Petroleum, Inc. (the “Company”) entered into a Lease Acquisition Agreement (the "Lease Acquisition Agreement") with Long Branch Petroleum LP (“Long Branch”). Pursuant to the terms and conditions of the Lease Acquisition Agreement, the Company shall acquire from Long Branch mineral interest leases (the “Leases”) in certain properties in the Comanche and Brown counties of the State of Texas (the “Properties”). In exchange, the Company is required to enter into six (6) Unsecured Convertible Promissory Notes totaling an aggregate amount of Four Hundred and Forty Four Thousand One Hundred and Forty Eight Dollars ($444,148).

The above description of the Lease Acquisition Agreement is intended as a summary only and which is qualified in its entirety by the terms and conditions set forth therein, and may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Lease Acquisition Agreement, this reference is made to such agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by this reference.

Unsecured Convertible Promissory Notes

On February 5, 2013, the Company issued an Unsecured Convertible Promissory Note (the "Tomm Note") to Suzanne Tomm ("Ms. Tomm").  Per the terms of the Tomm Note, the Company promised to pay Ms. Tomm a total amount of Thirty Seven Thousand Five Hundred Dollars ($37,500), which accrues no interest and is due fourteen (14) months from the date of issuance. The Tomm Note also contains customary events of default and, at the election of Ms. Tomm at any time before the date of maturation, shall be convertible into the common stock of the Company at a value equal to $0.25 per share.

On February 5, 2013, the Company issued an Unsecured Convertible Promissory Note (the "Hubele Trust Note") to the Roger K. Hubele Living Trust (the "Hubele Trust").  Per the terms of the Hubele Trust Note, the Company promised to pay the Hubele Trust a total amount of Seventy Five Thousand Dollars ($75,000), which accrues no interest and is due fourteen (14) months from the date of issuance. The Hubele Trust Note also contains customary events of default and, at the election of the Hublele Trust at any time before the date of maturation, shall be convertible into the common stock of the Company at a value equal to $0.25 per share.

On February 5, 2013, the Company issued an Unsecured Convertible Promissory Note (the "Jason Hubele Note") to Jason Hubele (the "Mr. Jason Hubele").  Per the terms of the Jason Hubele Note, the Company promised to pay Mr. Jason Hubele a total amount of Thirty Seven Thousand Five Hundred Dollars ($37,500), which accrues no interest and is due fourteen (14) months from the date of issuance. The Jason Hubele Note also contains customary events of default and, at the election of Mr. Jason Hublele at any time before the date of maturation, shall be convertible into the common stock of the Company at a value equal to $0.25 per share.

On February 7, 2013, the Company issued an Unsecured Convertible Promissory Note (the "Raber Note") to Ryan Raber ("Mr. Raber").  Per the terms of the Raber Note, the Company promised to pay Mr. Raber a total amount of Twenty Five Thousand Dollars ($25,000), which accrues no interest and is due fifteen (15) months from the date of issuance. The Raber Note also contains customary events of default and, at the election of Mr. Raber at any time before the date of maturation, shall be convertible into the common stock of the Company at a value equal to $0.25 per share.

On February 8, 2013, the Company issued an Unsecured Convertible Promissory Note (the "Gormley Note") to Dennis Gormley ("Mr. Gormley").  Per the terms of the Gormley Note, the Company promised to pay Mr. Gormley a total amount of Twenty Five Thousand Dollars ($25,000), which accrues no interest and is due fifteen (15) months from the date of issuance. The Gormley Note also contains customary events of default and, at the election of Mr. Gormley at any time before the date of maturation, shall be convertible into the common stock of the Company at a value equal to $0.25 per share.

On February 11, 2013, the Company issued an Unsecured Convertible Promissory Note (the "Long Branch Note") to Long Branch.  Per the terms of the Long Branch Note, the Company promised to pay Long Branch a total amount of Two Hundred Forty Four Thousand One Hundred Forty Eight ($244,148), which accrues no interest and is due fifteen (15) months from the date of issuance. The Long Branch Note also contains customary events of default and, at the election of Long Branch at any time before the date of maturation, shall be convertible into the common stock of the Company at a value equal to $0.25 per share.

The foregoing summary description of the terms of the Tomm Note, the Hubele Trust Note, the Jason Hubele Note, the Raber Note, the Gormley Note and the Long Branch Note (collectively referred to herein as the “Notes”) may not contain all information that is of interest. For further information regarding the terms and conditions the Notes, reference is made to the Notes, which are filed as Exhibit 10.2 to Exhibit 10.7 hereto, and are incorporated by reference.

Settlement Agreements

On February 5, 2013, the Company entered into a Settlement and Release Agreement (the "Tomm Settlement Agreement") with Ms. Tomm pursuant to which: (i) the Company agreed to grant to Ms. Tomm a 2% Net Revenue Interest in the Leases; (ii) the Company issued the Tomm Note to Ms. Tomm; and (iii) Ms. Tomm agreed to terminate that certain Participation Agreement between the Company and Ms. Tomm dated February 15, 2012 (the “Tomm Participation Agreement”).

On February 5, 2013, the Company entered into a Settlement and Release Agreement (the "Hubele Trust Settlement Agreement") with the Hubele Trust pursuant to which: (i) the Company agreed to grant to the Hubele Trust a 2% Net Revenue Interest in the Leases; (ii) the Company issued the Hubele Trust Note to the Hubele Trust; and (iii) the Hubele Trust agreed to terminate that certain Participation Agreement between the Company and the Hubele Trust dated February 15, 2012 (the “Hubele Trust Participation Agreement”).

On February 5, 2013, the Company entered into a Settlement and Release Agreement (the "Jason Hubele Settlement Agreement") with Mr. Jason Hubele pursuant to which: (i) the Company agreed to grant to Mr. Jason Hublele a 2% Net Revenue Interest in the Leases; (ii) the Company issued the Jason Hubele Note to Mr. Jason Hubele; and (iii) Mr. Jason Hubele agreed to terminate that certain Participation Agreement between the Company and Mr. Jason Hubele dated February 15, 2012 (the “Jason Hublele Participation Agreement”).

On February 7, 2013, the Company entered into a Settlement and Release Agreement (the "Raber Settlement Agreement") with Mr. Raber pursuant to which: (i) the Company issued the Raber Note to Mr. Raber; and (ii) Mr. Raber agreed to terminate that certain Participation Agreement between the Company and Mr. Raber dated April 4, 2012 (the “Raber Participation Agreement”).

On February 8, 2013, the Company entered into a Settlement and Release Agreement (the "Gormley Settlement Agreement") with Mr. Gormley pursuant to which: (i) the Company issued the Gormley Note to Mr. Gormley; and (ii) Mr. Gormley agreed to terminate that certain Participation Agreement between the Company and Mr. Gormley dated April 4, 2012 (the “Gormley Participation Agreement”).

The foregoing summary description of the terms of the Tomm Settlement Agreement, the Hubele Trust Settlement Agreement, the Jason Hubele Settlement Agreement, the Raber Settlement Agreement, and the Gormley Settlement Agreement (collectively referred to herein as the “Settlement Agreements”) may not contain all information that is of interest. For further information regarding the terms and conditions the Settlement Agreements, reference is made to the Settlement Agreements, which are filed as Exhibit 10.8 to Exhibit 10.12 hereto, and are incorporated by reference.

Engagement Agreement

On February 7, 2013, the Company entered into an Engagement Agreement (the “Engagement Agreement”) with Merriman Capital Inc. (“Merriman”) pursuant to which: (i) Merriman shall act as non-exclusive financial advisor to the Company with respect to assisting the Company in its capital raising efforts, including a private placement of the Company's securities, as well as assisting the Company in the review of potential financing alternatives available to the Company, to provide the Company with recommendations with respect to the options available to it for meeting its capital needs, and to evaluating potential mergers and acquisitions; and (ii) the Company shall issue to Merriman, or its assigns, One Hundred Thousand (100,000) restricted shares of the Company’s Common Stock (the “Retainer”). In addition to the Retainer, the Company shall also pay to Merriman: (i) reimbursement for certain expenses approved by the Company; (ii) a financing completion fee equal to 8% of the total capital received by the Company from capital raising conducted by Merriman; (iii) a M&A completion fee equal to 4% - 5% of the transaction value of certain mergers or acquisitions arranged by Merriman; and (iv) a break-up fee equal to 3% of any compensation received if certain acquisitions or sales transactions are not consummated. The term of the Engagement Agreement shall continue for a period of Twelve (12) months and is terminable by the Corporation at any time.

The foregoing summary description of the terms of the Engagement Agreement may not contain all information that is of interest. For further information regarding the terms and conditions the Engagement Agreement, reference is made to the Engagement Agreements, which is filed as Exhibit 10.13 hereto, and is incorporated by reference.

Item 2.03      Creation of a Direct Financial Obligation

The information provided in Item 1.01 of this Current Report on Form 8-K/A is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Shares of Equity Securities

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Exemption From Registration. The shares of Common Stock referenced herein are and would be issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Common Stock are or would be issued (each such person, an “Investor”) confirmed to the Company that it or he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being purchased were being purchased for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

Item 9.01 Financial Statements and Exhibits

EXHIBITS

10.1	Lease Acquisition Agreement between Santa Fe Petroleum, Inc. and Long Branch Petroleum LP dated February 11, 2013
10.2	Unsecured Convertible Promissory Note between Santa Fe Petroleum, Inc. and Suzanne Tomm dated February 5, 2013
10.3	Unsecured Convertible Promissory Note between Santa Fe Petroleum, Inc. and the Robert K. Hubele Living Trust dated February 5, 2013
10.4	Unsecured Convertible Promissory Note between Santa Fe Petroleum, Inc. and Jason Hubele dated February 5, 2013
10.5	Unsecured Convertible Promissory Note between Santa Fe Petroleum, Inc. and Ryan Raber dated February 7, 2013
10.6	Unsecured Convertible Promissory Note between Santa Fe Petroleum, Inc. and Dennis Gormley dated February 11, 2013
10.7	Unsecured Convertible Promissory Note between Santa Fe Petroleum, Inc. and Long Branch Petroleum LP dated February 11, 2013
10.8	Settlement Agreement and General Release between Santa Fe Petroleum, Inc. and Suzanne Tomm dated February 5, 2013
10.9	Settlement Agreement and General Release between Santa Fe Petroleum, Inc. and the Hubele Trust dated February 5, 2013
10.10	Settlement Agreement and General Release between Santa Fe Petroleum, Inc. and Jason Hubele dated February 5, 2013
10.11	Settlement Agreement and General Release between Santa Fe Petroleum, Inc. and Ryan Raber dated February 7, 2013
10.12	Settlement Agreement and General Release between Santa Fe Petroleum, Inc. and Dennis Gormley dated February 8, 2013
10.13	Engagement Agreement between Santa Fe Petroleum Inc. and Merriman Capital, Inc. dated February 7, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTA FE PETROLEUM INC.
Date: February 14, 2013	By: /s/ Tom Griffin
Tom Griffin
President and Chief Executive Officer